UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary information statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

ADVISORS PREFERRED TRUST
(Name of Registrant as Specified in Its Charter)

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	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BCM Decathlon Moderate Fund

a series of Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-240-223-1998

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the amendment of the investment advisory agreement and the subadvisory agreement with respect to the BCM Decathlon Moderate Fund (the "Fund"), a series of Advisors Preferred Trust (the "Trust"). Advisors Preferred, LLC (the "Adviser") has served as investment adviser to the Fund since its inception in April 2021. Beaumont Capital Management, LLC (the "Sub-Adviser") has served as investment sub-adviser to the Fund since its inception in April 2021.

Upon a recent review of the advisory agreement and subadvisory agreement for the Fund, Trust management determined that the Adviser and Sub-Adviser were to bear certain expenses that were not intended by the parties to the agreements (i.e. the Trust on behalf of the Fund with respect to the advisory agreement and the Adviser and Sub-Adviser with respect to the subadvisory agreement). Consequently, the Trust's Board of Trustees renewed its review of the advisory and subadvisory agreements in their amended form. The amended agreements do not require the Adviser and Sub-Adviser to bear Fund borrowing costs or short selling expenses.

The Board of Trustees at a meeting held on February 28, 2022, approved an amended advisory agreement between the Adviser and the Fund; and an amended sub-advisory agreement between the Adviser and Sub-Adviser, which are substantially similar to the previous agreements. As described in the enclosed Information Statement, the Board of Trustees and a shareholder representing a majority of the outstanding voting securities of the Fund have approved the amended advisory and subadvisory agreements. The Board of Trustees is, therefore, providing this Information Statement to the Fund's shareholders.

As always, please feel free to contact the Fund at 1-833-786-1121 with any questions you may have.

Sincerely,

Catherine Ayers-Rigsby

President

Advisors Preferred Trust

BCM Decathlon Moderate Fund

a series of Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-240-223-1998

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the BCM Decathlon Moderate Fund (the "Fund"), a series of Advisors Preferred Trust (the "Trust"). This Information Statement is being sent in lieu of a proxy statement and pursuant to approval by the Trust's Board of Trustees (the "Board") on February 28, 2022, and approval by written consent of a shareholder of the Fund representing a majority of the outstanding voting securities of the Fund as of February 28, 2022.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), contracts of advisers (including sub-advisers) must "… precisely describes all compensation to be paid thereunder…" Consequently, the amendments of the current advisory agreement and sub-advisory agreement to eliminate borrowing costs and short selling expenses from the obligations of the Fund's investment adviser and or sub-adviser represent a material change and are, in effect, new agreements. For these reasons, the Trust has determined that the planned amendments created new agreements that require Board and majority shareholder approval. As a result, the Board of Trustees of the Trust at a meeting held on February 28, 2022, approved a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund's investment adviser, Advisors Preferred, LLC (the "Adviser") and the Trust on behalf of the Fund; and a sub-advisory agreement (the "New Sub-Advisory Agreement") between the Adviser and the Fund's sub-adviser Beaumont Capital Management, LLC ("BCM" or "Sub-Adviser"). A shareholder representing a majority of the outstanding voting securities of the Fund has approved the New Investment Advisory Agreement and the New Sub-Advisory Agreement.

This Information Statement is being supplied to shareholders and will be mailed on or about March 29, 2022, to the Fund's shareholders of record as of March 22, 2022 (the "Record Date"). As of the Record Date, there were issued and outstanding 25,572.737 Class A shares of the Fund and 437,157.124 Institutional Class shares of the Fund. Since the shareholder with a majority of the outstanding voting securities of the Fund has already voted to approve the New Investment Advisory Agreement and New Sub-Advisory Agreement, the remaining shareholders are not required to, nor entitled to vote on this matter.

A copy of the Fund's most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17645 Wright Street, Suite 200, Omaha, NE 68130, by calling 1-833-786-1121or by visiting www.advisorspreferred.com.

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NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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The New Investment Advisory Agreement and Current Investment Advisory Agreement and New Sub-Advisory Agreement and Current Sub-Advisory Agreement

At the February 28, 2022, meeting, the Board approved an amended advisory agreement and an amended sub-advisory agreement. Under the terms of the New Investment Advisory Agreement between the Trust and the Adviser, on behalf of the Fund, the Adviser is entitled to receive an annual advisory fee from the Fund equal to 1.24% of the Fund's average daily net assets. Under this agreement, the Adviser pays most operating expenses of the Fund with the exception of Rule 12b-1 distribution fees, Class A shareholder servicing fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any), taxes and extraordinary expenses. The amendment relieves the Adviser from any obligation to pay borrowing costs (such as interest and dividends on securities sold short, if any). The Fund has not incurred these types of expenses, but may in the future. For such compensation, the Adviser, at its own expense, continuously furnishes an investment oversight program for the Fund, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Trustees determined. The current investment advisory agreement was most recently approved by the sole shareholder of the Fund on April 16, 2021. The Board of Trustees, including the Independent Trustees (i.e. non-interested person trustees as defined in the 1940 Act), unanimously approved the current investment advisory agreement at a meeting on February 23, 2021.

Under the terms of the New Sub-Advisory Agreement, BCM is entitled to receive an annual fee from the Adviser of 1.24% less all operating expenses of the Fund, with the exception of Rule 12b-1 distribution fees, Class A shareholder servicing fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any), taxes and extraordinary expenses; and less 0.25% of the Fund's daily net assets for assets up to $150,000,000; 0.20% for daily net assets over $150,000,000 and up to $300,000,000; and 0.15% for daily net assets over $300,000,000. The amendment relieves the Sub-Adviser from any obligation to pay borrowing costs (such as interest and dividends on securities sold short, if any). For such compensation, BCM, at its own expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Trustees determined. The current sub-advisory agreement was most recently approved by the majority shareholder of the Fund and was effective with respect to the Fund on January 1, 2022. The Board of Trustees, including the Independent Trustees (i.e. non-interested person trustees as defined in the 1940 Act), unanimously approved the current sub-advisory agreement at a meeting on August 24, 2021, which was approved by the majority shareholder of the Fund on the same day. A previous sub-advisory agreement was approved by the Board of Trustees on February 23, 2021, which was approved by the sole shareholder of the Fund on April 16, 2021.

The current and New Investment Advisory Agreement and current and New Sub-Advisory Agreement each provide that it will continue in force for an initial period of two

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years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The current and new agreements will automatically terminate on assignment and are terminable without penalty upon the vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days' written notice to the Sub-Adviser. In addition, the current and new agreements can be terminated on not more than 60 days' notice by BCM given to the Fund and Adviser.

The current and new agreements provide that the Adviser and BCM will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence on their part or a reckless disregard of obligations and duties.

The terms of the new agreements are identical in all material respects to those of the current agreements, except for the date of execution, effectiveness, termination, and exclusion of borrowing costs. There will be no increase in fees paid by the Fund in connection with the new agreements unless the Fund begins incurring borrowing costs.

Under the current sub-advisory agreement, for the period from commencement of investment operations on April 19, 2021, through the end of the period ended December 31, 2021, BCM received no sub-advisory fees from the Adviser. Under the current investment advisory agreement, the Adviser earned fees of $38,244. An affiliate of the Adviser, Ceros Financial Services, Inc. received $258 in 12b-1 fees and $ 3,676 in brokerage commissions from April 19, 2021, through the end of the period ended December 31, 2021. Payments of these sorts (12b-1 fees and brokerage commissions) are expected to continue.

The description in this Information Statement of the New Investment Advisory Agreement and New Sub-Advisory Agreement is only a summary. A form of each is attached as Appendix A and B. You should read these agreements.

Information Concerning Advisors Preferred, LLC

Advisors Preferred, LLC serves as investment adviser to the Fund. The names, addresses, and principal occupations of the principal executive officers of the Adviser as of the date of this Information Statement are set forth below.

Name and Address*	Principal Occupation	Position with Trust
Catherine Ayers-Rigsby	CEO, Advisors Preferred, LLC	President, Trustee, and Chairperson of the Board of Trustees
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Angela Holland	Chief Compliance Officer, Ceros Financial Services, Inc.	Chief Compliance Officer
*	Each person's address is in care of Advisors Preferred Trust 1445 Research Blvd., Suite 530, Rockville, MD 20850.

Except as disclosed above, none of the Trustees or officers of the Trust is an officer, or employee of the Adviser. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with the Adviser during the past fiscal year.

Information Concerning BCM

Beaumont Capital Management, LLC serves as investment sub-adviser to the Fund. The Sub-Adviser is located at 125 Newbury Street, 4th Floor, Boston, MA 02116. Subject to the authority and oversight of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio. The Sub-Adviser was formed on December 31, 2019, when it spun off from its parent entity Beaumont Financial Partners, LLC (also a registered investment adviser) to become a standalone registered investment adviser. The Sub-Adviser operated as a division of Beaumont Financial Partners, LLC from 2009 through 2019. The Sub-Adviser specializes in ETF-based strategies. As of December 31, 2021, the Sub-Adviser had over $100 million in assets under management and over $2 billion in assets under advisement. BCM is deemed to be controlled by Todd Rice because of his indirect ownership of a majority of its interests. The names, addresses, and principal occupations of the principal executive officer of BCM as of the date of this Information Statement are set forth below.

Name and Address*	Principal Occupation	Position with Trust
Todd Rice, Managing Partner BCM	Managing Member at Algorithmic Investment Models (investment consultancy)	None
*	Person's address is in care of Beaumont Capital Management, LLC, 125 Newbury Street, 4th Floor, Boston, MA 02116.

None of the Trustees or officers of the Trust is an officer, employee or interest holder of BCM. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with BCM during the past fiscal year.

Evaluation by the Board of Trustees

At the February 28, 2022, Board Meeting, the Board considered a request for approval of the proposed amendment to the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement") as well a request for approval of the proposed amendment to the subadvisory agreement between the Adviser and Beaumont Capital Management, LLC (the "Sub-Adviser" or

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"Beaumont") on behalf of the Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements"). The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each factor. The Trustees also re-considered their prior deliberations made on February 23, 2021, when they approved the original sub-advisory agreement and the current advisory agreement. The Trustees also re-considered their prior deliberations made on August 24, 2021, when they approved the Current Sub-Advisory Agreement as well as deliberating upon updated and supplemental information. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Sub-Advisory Agreement. The summary below represents the collective recent and prior deliberations of the Board.

Approval of the Amended Investment Advisory Agreement and Amended Subadvisory Agreement

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the approval of the amended Advisory Agreements with respect to the Fund. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements with respect to the Fund and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information currently and previously provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. The Trustees reviewed the quality of work and abilities of the Adviser and its relationship with Beaumont. The Trustees concluded that the Adviser continues to have sufficient quality and depth of personnel, resources, overview experience, investment methods and compliance policies and procedures essential to performing its duties for the Fund. The Trustees conducted some of their deliberations on a joint Adviser and Sub-Adviser basis given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided or historically provided, the Trustees reviewed the Adviser's and the Sub-Adviser's Form ADV, a description of the manner in which investment decisions have been made for the BCM Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser, a review of the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process. The Trustees noted they had previously been supplied with a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b)

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and that each the of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees also noted the financial resources of the Adviser and Sub-Adviser continue to appear adequate.

The Trustees considered that the Sub-Adviser is primarily responsible for portfolio investment management, rather than the Adviser. The Board considered the Sub-Adviser's skills and experience relating to the similar strategies it manages, and its portfolio management and research techniques. The Board also noted that the CCO of the Trust had previously reviewed the compliance manual and procedures of the Sub-Adviser and found them to be appropriate. The Board concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the amended Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided and already provided by the Sub-Adviser is expected to remain satisfactory and reliable.

Performance. The Trustees reviewed performance information from the commencement of operations on April 19, 2021, through December 31, 2021, for the Fund. They noted that the Fund had outperformed its index, the Dow Jones Moderately Conservative Portfolio Index, while slightly underperforming an estimate of the Sub-Adviser's separate account composite for clients with a strategy similar to that of the Fund. The Trustees note that the long-term performance record suggests that the Sub-Adviser will be able to continue to produce satisfactory performance

Fees and Expenses. As to the costs of the services to be provided to the Fund by the Adviser and Sub-Adviser, the Board reviewed and discussed the near unitary-style advisory fee and total operating expenses of the Fund compared to Morningstar category peer groups. The Trustees noted that the unitary-style advisory fee of 1.24% for the Fund was within the range of the reasonable management fees of the Morningstar Tactical Asset Allocation, Morningstar World Allocation, and Morningstar Equity Long/Short categories. The Trustees acknowledge that after payment of certain Fund expenses, the advisory fee retained by the Adviser will be 0.25% of the Fund's daily net assets with breakpoints if assets of the Fund grow such that the Adviser would retain less. The Board reviewed the projected expense ratio of 1.84% for Class A Shares and 1.44% for Institutional Class Shares. In both classes, the ratios were above the peer group average, and well below the maximum peer group expense ratios when compared to Morningstar Tactical Asset Allocation and Morningstar World Allocation categories; and below average when compared to the Morningstar Equity Long/Short category.

The Board acknowledged the projected net sub-advisory fee of approximately 0.49% to be paid by the Adviser to the Sub-Adviser remained unchanged from their prior review. The Board noted that the Sub-Adviser charges between 0.30% and 0.50% for separately managed accounts with similar strategies, but with far lower regulatory burdens making a pure comparison difficult. The Trustees reviewed and considered the split of the advisory fee between the Adviser and Sub-Adviser (the Sub-Adviser being

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paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services to be provided to the Fund by the Sub-Adviser.

Profitability. The Board refreshed their review of the levels of profits anticipated by the Adviser and Sub-Adviser for the Fund, noting that prior projections were likely too optimistic.

The Board noted that with expected assets of $80 million for the first year, the Adviser expects to realize a 13% profit for the advisory services; and for year two, with projected assets of $104 million, the Adviser expects profits for advisory services to be 14%; and 11% and 12%, respectively for year one and two when considering the totality of the relationship with the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with the Fund was not excessive.

With respect to the Sub-Adviser's profitability, the Trustees reviewed the projected profitability of Beaumont, with respect to the Fund. The Board noted that the Sub-Adviser had more-optimistic overall projections than the Adviser, with expected assets of $75 million for the Fund for the first year, the Sub-Adviser would achieve approximately 39% profit margin from sub-advising the Fund. For year two, with projected assets of $150 million for the Fund, the Board noted the Sub-Adviser projected profit margins of approximately 45% from sub-advising the Fund; and 5% and 11%, respectively for the Fund for year one and two when considering the totality of the relationship with the Fund. After further discussion, the Board concluded that, based on the services to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser's relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported $500 million to be the minimum asset level to reach such economies of scale. The Board discussed the Adviser's expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term. The Trustees agreed to revisit economies of scale as assets of the Fund grows.

Conclusion. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements as appropriate; the Board, including a majority of the independent Trustees, determined that, with respect to each of the Advisory Agreements, separately: (a) the terms of the Advisory Agreement and Sub-Advisory Agreement are reasonable; (b) the advisory fee was not unreasonable; and (c) each Advisory Agreement is in the best interests of the Fund and its shareholders or prospective shareholders. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of the Fund and its shareholders.

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Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory Agreement.

OPERATION OF THE FUND

The Fund is a diversified series of the Trust, an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated April 15, 2012. The Board oversees the activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains the Adviser, located at 1445 Research Blvd., Suite 530, Rockville, MD 20850, as investment adviser to the Fund and retains the Sub-Adviser, located at 125 Newbury Street, 4th Floor, Boston, MA 02116, as sub-adviser to the Fund. Ultimus Fund Solutions, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788 serves as the Fund's administrator, fund accountant, and transfer agent. U.S. Bank N.A., located at 425 Walnut Street, Cincinnati, OH 45202 serves as custodian for the Fund. Ceros Financial Services, Inc. (the "Distributor"), located at 1445 Research Blvd., Suite 530, Rockville, Maryland 20850 distributes shares of the Fund. The Distributor and Adviser are affiliates because they are under common control.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trustees and officers as a group beneficially owned less than 1% of the shares of the Fund. As of the Record Date, the record or beneficial owners* of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) Shares	Percent (%) of Class
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24,760.083 (R)	96.8%

Institutional Class Shares

Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) Shares	Percent (%) of Class
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	357,589.776 (R)**	81.8%
TD Ameritrade Inc. 200 S 108TH Ave. Omaha, NE 68103	33,582.7270 (R)	7.7%
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Pershing LLC P. O. BOX 2052 Jersey City, NJ 07303-9998	30,282.035 (R)	6.9%

* Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act.

** 280,446.887 of these shares (64.2% of the class and 60.6% of the Fund) are beneficially owned by David Haviland, whose address is c/o of Beaumont Capital Management, LLC, 75 Second Avenue, Suite 700, Needham, MA 02494.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-833-786-1121, or write the Trust at 80 Arkay Drive, Hauppauge, New York 11788.

BY ORDER OF THE BOARD OF TRUSTEES

Catherine Ayers-Rigsby

President

Dated: March 25, 2022

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APPENDIX A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Between

ADVISORS PREFERRED TRUST

and

ADVISORS PREFERRED LLC

AGREEMENT, effective as of August 1, 2019 or such later date indicated in Appendix A with respect to individual funds, between Advisors Preferred Trust, a Delaware statutory trust (the "Trust"), and Advisors Preferred LLC, a Maryland limited liability company (the "Adviser") located at 1445 Research Blvd, Suite 530, Rockville, MD 20850.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the series governed by this Agreement are named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and if applicable collectively as the "Funds");

WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it

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may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

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1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Funds"), Appendix A to this Agreement may be amended to make such Additional Funds subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Funds, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any Additional Fund subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. The Adviser shall not bear expenses of the Fund's operation, except the preceding and those specifically allocated to the Adviser under this agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

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2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the respective Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. Some expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, sub-dividend disbursing agent, sub-transfer agent, sub-accounting agent, or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees including those affiliated with the Adviser, all expenses incurred in connection with unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. (i) All expenses incidental to holding meetings of shareholders where the need for the meeting is not the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor. (ii)

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All expenses incidental to holding meetings of shareholders where the need for the meeting is the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of a Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of a Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to a Fund in a manner approved by its Trustees.

2.2.14 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.15 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's portfolio securities.

2.2.16 Taxes. All taxes or governmental fees payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.17 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a

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result of its legal obligation to provide indemnification to its officers, Trustees and agents.

2.2.19 Rule 12b-1 Distribution and/or Service Fees. Such expenses incurred pursuant to a 12b-1 plan as applicable to a Fund and one or more of its share classes.

3. Management Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the relevant Fund and in accordance with the Adviser's proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as

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the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser represents it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, member, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in

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connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, member, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date of execution, and in the case of a new Fund, as of the date upon which the new Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and if such amendment is material, (ii) by vote of a majority of the

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outstanding voting securities of the Fund affected by such material amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Advisors Preferred Trust and each Fund may be identified, in part, by the name "Advisors Preferred Trust."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's

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officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

APPENDIX A

#	Fund Name	Annual Management Fee as a Percent of Average Net Assets of the Fund	Effective Date
1	BCM Decathlon Conservative Fund *	1.24%	to be determined
2	BCM Decathlon Moderate Fund *	1.24%	**
3	BCM Decathlon Growth Fund *	1.24%	to be determined

*	Pursuant to Section 2.2 of this Agreement, the Adviser shall bear all Fund expenses except for those identified under Section 2.2.2 (with respect to Class A shares), Section 2.2.15, Section 2.2.18, Section 2.2.19, borrowing costs, and short selling costs.
**	Effective 2-28-22.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized with effect as of the dates indicated above and with effect upon commencement of investment operations for Funds with the notation above of "to be determined."

ADVISORS PREFERRED TRUST By: ___________________ Name: Catherine Ayers-Rigsby Title: President	ADVISORS PREFERRED LLC By: _________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer

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APPENDIX B

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into with effect as of the 28th day of February 2022, by and between Advisors Preferred, LLC (the "Adviser"), a Maryland limited liability company registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Beaumont Capital Management, LLC, a Delaware limited liability company registered under the Advisers Act (the "Subadviser") (the Adviser and the Subadviser, collectively, the "Parties"), with respect to BCM Decathlon Conservative Fund, BCM Decathlon Moderate Fund, and BCM Decathlon Growth Fund (each a "Fund"), each a series of the ADVISORS PREFERRED TRUST, a Delaware statutory trust (the "Trust").

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"), been retained to act as investment adviser for the Funds;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.            Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment subadviser for and to manage all of the assets of the Funds (the "Subadviser Assets") subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser or subadviser to one or more private pooled investment vehicles and other managed accounts and that the Adviser and the Trust do not object to such activities.

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2.            Duties of Subadviser.

(a)          Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Funds as set forth in the respective Fund's prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning the Funds, funds available, or to become available, for investment and generally as to the conditions of each Fund's or the Trust's affairs.

(b)          Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the respective Prospectus, respective SAI and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By-Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the relevant Prospectus and the relevant SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

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The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test a Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with as much notice as reasonably practical of any change in a Fund's investment objectives, policies and restrictions as stated in the relevant Prospectus and relevant SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the relevant Prospectus and relevant SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the relevant Prospectus and relevant SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the relevant Prospectus, relevant SAI or in the Trust's Registration Statement on Form N-1A, and any amendments thereto, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request. Upon request of the Adviser, the Subadviser also agrees: to review those portions of the relevant Prospectus, relevant SAI, and Trust's Registration Statement, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request, relating to the Subadviser and its relationship to, and actions for, the Trust; to notify the Adviser of any material inadequacy; and, to further notify the Adviser if it becomes aware that any relevant portions thereof have become materially inaccurate.

(c)          Voting of Proxies. The Adviser shall be responsible for the voting of proxies for which the Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.

(d)          Brokerage. Except as mutually agreed upon in writing between the Adviser and Subadvisor, the Adviser shall be responsible to establish and maintain

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accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Adviser) or dealers (collectively "Brokers") as Adviser may elect and negotiate commissions to be paid on such transactions. The Adviser, however, is not required to obtain the consent of the Trust's Board of Trustees prior to establishing any such brokerage account. The Adviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with Brokers selected by the Adviser. In the selection of such Brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the best execution available. In using its reasonable efforts to obtain for a Fund the best execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including (without limitation) price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Adviser shall not consider a Broker's sale of Fund shares when selecting the Broker to execute trades. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Adviser-managed assets as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the

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position obtainable for, or disposed of by, the Fund with respect to the Adviser-managed assets.

(e)          Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust's Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(f)           Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations, such as trade blotters, of all matters hereunder pertaining to the Subadviser Assets (a "Fund's Records"). The Subadviser acknowledges that a Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain a Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. Each Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that a Fund is open for business as set forth in the relevant Prospectus.

(g)          Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of changes in portfolio managers responsible for Subadviser Assets, any material changes in the ownership or management of the Subadviser, or of changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to

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review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, and any rule or regulation thereunder.

(h)          Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any material changes in such custodian banks or custody arrangements. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.            Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.            Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.

5.            Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.            Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee on a per-Fund basis equal to 1.24% of Subadviser Assets, less operating expenses as described below ("Operating

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Expenses"). Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the per-Fund Subadviser Assets' average daily net asset value.

However, if Subadviser fees as described above result in a negative number, then the Subadviser shall reimburse the Adviser the absolute value of such amounts. Any compensation payable by Adviser to the Subadviser pursuant to this Agreement shall be reduced by any unpaid expenses payable by the Subadviser to the Adviser pursuant to this Agreement, or as the Subadviser shall have further agreed in writing to bear on behalf of the Trust, a Fund or the Adviser. The method of determining the net asset value of the per-Fund Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in a Fund's Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

The Parties agree that Operating Expenses measured on a per-Fund basis means:

(i)	expenses of holding or carrying Subadviser Assets;
(ii)	organizational and offering expenses (if not paid on behalf of a Fund pursuant to a separate agreement);
(iii)	legal fees;
(iv)	accounting fees
(v)	auditing service and tax filing preparation fees;
(vi)	taxes and governmental fees;
(vii)	dues and expenses incurred in connection with membership in investment company organizations;
(viii)	costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends;
(ix)	charges of a Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents;
(x)	payment for portfolio pricing services to a pricing agent, if any;
(xi)	registration and filing fees of the SEC;
(xii)	expenses of registering or qualifying securities of the Fund for sale in the various states (commonly referred to as bluesky fees);
(xiii)	freight and other charges in connection with the shipment of a Fund's portfolio securities;
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(xiv)	fees and expenses of non-interested Trustees (as allocated based upon the relative size of a Fund with respect to Trust assets);
(xv)	salaries of shareholder relations personnel, if any;
(xvi)	costs of shareholders meetings, if the result of Subadviser action (and such costs will be rebated to the relevant Fund);
(xvii)	insurance (as allocated based upon the relative size of a Fund with respect to Trust assets);
(xviii)	other extraordinary or non-recurring expenses including litigation (if not disposed of pursuant to Section 10, then the Subadviser shall bear litigation expenses in proportion to the fee split formula with the Adviser);
(xix)	chief compliance officer fees of $10,000 per Fund per year;
(xx)	platform fees, to the extent not paid as a shareholder service fee for Class A shares; and
(xxi)	Adviser fees equal to 0.25% of a Fund's daily net assets for assets up to $150,000,000; 0.20% for daily net assets over $150,000,000 and up to $300,000,000; and 0.15% for daily net assets over $300,000,000.

However, for the avoidance of doubt, such Operating Expenses do not include Rule 12b-1 fees and shareholder service fees of Class A shares of the Funds.

7.            Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)	The Subadviser is registered as an investment adviser under the Advisers Act and maintains compliance policies and procedures consistent with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act (to the extent applicable);
(b)	The Subadviser is a limited liability company duly organized and properly registered and operating under the relevant laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;
(c)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary actions of its members, directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a
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material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)	The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.            Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act;
(b)	The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;
(c)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;
(d)	The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts
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provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)	The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and
(f)	The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each Fund, including without limitation the Adviser's entering into and performing this Agreement.

9.            Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.         Liability and Indemnification.

(a)	Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective members, partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act of 1933 controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the relevant Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless
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disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)	Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Funds, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the Adviser, the Trust and/or the relevant Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)	The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

11.         Duration and Termination.

(a)          Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the commencement of investment operations of a Fund, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the

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outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (such in person requirement may be waived pursuant to SEC order) at a meeting called for the purpose of voting on such approval.

(b)          Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)      By vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days' written notice to the Subadviser;

(ii)      By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)      By the Subadviser upon not more than 60 days' written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. The Adviser will recommend to the Trust's Board that "Decathlon" be removed from the name of any Fund that is not sub-advised by the Subadviser.

12.         Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to a Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.         Reference to Adviser and Subadviser.

(a)          The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the relevant Prospectus, relevant SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds. The Adviser shall submit to the Subadviser for

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its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b)              Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the relevant Prospectus, relevant SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.         Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.         Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)          Authorized. The Adviser or the Trust has authorized such disclosure;

(b)          Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)          Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

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(d)          Already Known. Such information already was known by the party prior to the date hereof;

(e)          Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding a Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)           Independently Developed. The party independently developed such information without use of or access to the other party's confidential information.

In addition, the Subadviser and its members, officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund's portfolio holdings

16.       Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

Beaumont Capital Management, LLC

Kaitlyn Kenney

125 Newbury St., Suite 400

Boston, MA 02116

Phone: 888.777.0535, 781.531.8510

Email: kkenney@investBCM.com

(b) If to the Adviser:

Advisors Preferred, LLC

Catherine Ayers-Rigsby

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

Phone: 240-223-1998

Email: cayers-rigsby@cerosfs.com

17.         Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland without reference to

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choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.         Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.         Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

21.         Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.         Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

Advisors Preferred, LLC By: ____________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	Beaumont Capital Management, LLC By: _____________ Name: Todd Rice Title: Managing Partner

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